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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2002


                        INTEGRATED TELECOM EXPRESS, INC.
               (Exact Name of Registrant as specified in charter)

                        Commission File Number 000-31259

               Delaware                                       77-0403748
     (State or other jurisdiction                           I.R.S. Employer
           of incorporation)                             Identification Number

            400 Race Street
         San Jose, California                                    95126
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (408) 792-0797

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Item 5. Other Events.

     On April 18, 2002, the Board of Directors of Integrated Telecom Express, Inc. (the "Company") deemed advisable the dissolution of the Company and approved a plan of complete liquidation and dissolution for which the Company will seek stockholder approval. The Company expects to liquidate all assets, including its inventory and intellectual property.

     Attached as Exhibit 99.1 and incorporated herein is a press release containing the foregoing announcement.

Item 7. Financial Statements and Exhibits.

     (c)   Exhibits.

     99.1  Press release, dated April 19, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEGRATED TELECOM EXPRESS, INC.

Dated: April 23, 2002                  By: /s/ JAMES REGEL
                                          --------------------------------------
                                          James Regel
                                          President and Chief Executive Officer


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EXHIBIT INDEX

Exhibits.

     99.1   Press release, dated April 19, 2002.